UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME ¥ in Thousands, $ in Thousands	9 Months Ended
	Sep. 30, 2024 CNY (¥)	Sep. 30, 2024 USD ($)	Sep. 30, 2023 CNY (¥)
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
Net (loss) income	¥ 244,973	$ 34,910	¥ (173,881)
Other comprehensive (loss) income, net of tax of nil
Foreign currency translation adjustments, net of tax of nil	5,336	760	(1,487)
Fair value due to instrument-specific credit changes	(7,109)	(1,013)
Unrealized gain for available-for-sale debt securities	28	4
Other comprehensive loss, net of tax of nil	(1,745)	(249)	(1,487)
Comprehensive (loss) income	243,228	34,661	(175,368)
Comprehensive income attributable to noncontrolling interest	50,677	7,221	27,167
Comprehensive (loss) income attributable to VNET Group, Inc.	¥ 293,905	$ 41,882	¥ (148,201)